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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )

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/ /	Soliciting Material Pursuant to §240.14a-12
EFJ, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EFJ, INC.

NOTICE OF 2004
ANNUAL MEETING OF STOCKHOLDERS
AND
PROXY STATEMENT

DATE:	Thursday, June 3, 2004
TIME:	10:00 a.m.
PLACE:	Embassy Suites Hotel-Washington DC 1250 22nd Street NW Washington, DC 20037
Principal Executive Office of EFJ, Inc. EFJ, Inc. 4800 NW 1st Street, Suite 100 Lincoln, NE 68521

April 16, 2004

Dear Stockholder:

        It is my pleasure to invite you to EFJ, Inc.'s 2004 Annual Meeting of Stockholders. The meeting will be held on Thursday, June 3, 2004 at Embassy Suites in Washington, DC. We will begin promptly at 10 a.m. (EDT) with discussion and voting on the matters described in this proxy statement, followed by a report on EFJ's operations and financial performance during 2003.

        Your vote is important. Whether you plan to attend the meeting or not, we ask that all stockholders read the attached documents and complete, date, sign and return the enclosed proxy card promptly. If you received more than one proxy card because you own shares registered in different names or at different addresses, please be sure to separately complete and return each proxy card. Stockholders who attend the meeting may withdraw their proxy and vote in person if they wish to do so.

        Please indicate on the proxy card whether or not you expect to attend the meeting so that we can provide adequate seating.

        On behalf of the management and directors of EFJ, I want to thank you for your continued support and confidence in EFJ. We look forward to seeing you at the 2004 Annual Meeting.

Sincerely,

Michael E. Jalbert Chairman of the Board

1232 22nd Street NW, Suite 600, Washington, DC 20037

EFJ, INC.

NOTICE OF 2004
ANNUAL MEETING OF STOCKHOLDERS
AND
PROXY STATEMENT

DATE:	Thursday, June 3, 2004
TIME:	10:00 a.m.
PLACE:	Embassy Suites Hotel-Washington DC 1250 22nd Street NW Washington, DC 20037

Dear Stockholders:

        Notice is hereby given that the Annual Meeting of the Shareholders of EFJ, Inc. will be held at Embassy Suites Hotel-Washington DC, 1250 22nd Street NW, Washington, DC on June 3, 2004 at 10:00 a.m. for the following purposes:

  1.
  Elect two directors to each serve for a term of three years;

  2.
  Approve the amendment to our Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of voting common stock from 25,000,000 to 50,000,000;

  3.
  To consider any act upon any other matters that may properly come before the meeting or any adjournment thereof.

        The Board of Directors has fixed the close of business on April 8, 2004 as the record date for determining the shareholders having the right to vote at the meeting or any adjournment thereof. A list of such shareholders will be available for examination by a shareholder for any purpose germane to the meeting during the ordinary business hours at the Lincoln, Nebraska office of the Corporation during ten days prior to the meeting.

        You are requested to date, sign and return the enclosed proxy which is solicited by the Board of Directors of the Corporation and will be voted as indicated in the accompanying proxy statement and proxy.

By order of the Board of Directors,

R. Andrew Massey Corporate Secretary
April 16, 2004 Lincoln, Nebraska

i

PROXY STATEMENT FOR EFJ, INC.
2004 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement?

        We sent you this proxy statement and the enclosed proxy card because our Board of Directors (the "Board") is soliciting your proxy to vote at the 2004 Annual Meeting of Stockholders. This proxy statement summarizes the information you need to know to cast an informed vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, date, sign, and return the enclosed proxy card.

Who is entitled to vote?

        We will begin sending this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about April 16, 2004 to all stockholders entitled to vote. The record date for those entitled to vote is April 8, 2004. At the close of business on April 8, 2004, there were 17,589,295 shares of EFJ voting common stock. EFJ common stock is our only class of voting stock. We are also sending along with this proxy statement, the EFJ Annual Report for the year ended 2003, which includes our financial statements.

What constitutes a quorum?

        The holders of a majority of the issued and outstanding shares of EFJ common stock entitled to vote at the meeting must be present, in person or by proxy, in order to constitute a quorum. We can only conduct the business of the meeting if a quorum has been established. We will include proxies marked as abstentions and broker non-votes in determining the number of shares present at the meeting.

How many votes do I have?

        Each share of EFJ common stock that you own entitles you to one vote. The proxy card indicates the number of shares of EFJ common stock that you own.

How do I vote by proxy?

        When a stockholder signs the proxy card, Edward Bersoff and Winston Wade are appointed as your representatives to vote your shares of common stock at the meeting. At the meeting, Edward Bersoff and Winston Wade will vote your shares as you instruct on your proxy card. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting just in case your plans change. Returning the proxy card will not affect your right to attend the Annual Meeting and vote.

        If an issue comes up for vote at the meeting that is not on the proxy card, Edward Bersoff and Winston Wade will vote your shares of common stock covered by your proxy card in accordance with their best judgment. At the time this proxy statement went to press, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I change my vote after I return my proxy?

        Yes. If you give a proxy, you may change your vote at any time before it is exercised. You may change your vote in any one of three ways:

  •
  You may send EFJ's Secretary another proxy with a later date.

  •
  You may notify EFJ's Secretary in writing before the Annual Meeting that you have revoked your proxy.

  •
  You may attend the Annual Meeting and vote in person.

How do I vote in person?

        If you plan to attend the Annual Meeting and vote in person, we will give you a ballot form when you arrive. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the meeting.

What are the Directions to the Annual Meeting in Washington DC?

From Ronald Reagan Washington National Airport:

Leave the airport through the main exit. Follow signs for 3-95 North. Once on 3-95 North, immediately get into the far left hand lane and follow Route 1 North into Washington, DC via the 14th Street Bridge. You are now on 14th Street. Follow 14th Street to I Street and turn left. Follow I street and veer right on Pennsylvania Avenue. Follow Pennsylvania Avenue to 22nd Street and turn right. The hotel is 3 1/2 blocks down on the left hand side of the street.

        From Dulles International Airport:

        Follow Route 66 East across the Roosevelt Bridge to Constitution Avenue Exit. Follow Constitution Avenue to 18th street and turn left. Follow 18th Street to M Street and turn left. Follow M Street to 22nd Street and turn right. The hotel is 1/2 block down on the left hand side of the street.

What vote is required to approve the proposals?

Proposal 1:
Elect Two Directors	The two nominees for director who receive the most votes will be elected.
Proposal 2:
Approve the amendment to our Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of voting common stock from 25,000,000 to 50,000,000	The affirmative vote of a majority of shares of common stock outstanding and entitled to vote on this proposal is required to approve the amendment to our Second Amended and Restated Certificate of Incorporation. So, if you "ABSTAIN" from voting, it has the same effect as if you voted against this proposal.

The Effect of Broker Non-Votes

        If your broker holds your shares in its name, the broker will be entitled to vote your shares on Proposal 1 even if it does not receive instructions from you. Your broker is not entitled to vote on Proposal 2 unless it receives instructions from you. A broker non-vote on Proposal 2 will have the same effect as a vote "AGAINST".

Will my shares be voted if I do not return my proxy card?

        If you hold your shares in street name, generally the brokerage firm may only vote the shares which it holds for you in accordance with your instructions. However, if it has not received your instructions, the brokerage firm may vote your shares on matters pursuant to the rules of any national securities exchange which it is a member. If the brokerage firm cannot vote on a particular matter because it is not routine, there is a "broker non-vote" on that matter. Abstentions and broker non-votes will be treated as shares present, in person or by proxy, and entitled to vote for purposes of determining a quorum at the meeting. Broker non-votes will have no effect on the voting for the Proposal.

        We encourage you to provide instructions to brokerage firms by voting their proxy. This ensures the shares will be voted at the meeting.

        YOU MAY HAVE GRANTED DISCRETIONARY VOTING AUTHORITY OVER YOUR ACCOUNT TO YOUR BROKER. YOUR BROKER MAY BE ABLE TO VOTE YOUR SHARES DEPENDING ON THE TERMS OF THE AGREEMENT YOU HAVE WITH YOUR BROKER.

Where do I find the voting results of the meeting?

        We will announce preliminary voting results at the meeting. We will publish the final results in our first quarterly report on Form 10-Q following the Annual Meeting, filed with the Securities and Exchange Commission. You can get a copy by contacting our Investor Relations Department or the Securities and Exchange Commission at (800) SEC-0330 for the location of the nearest public reference room, or through the EDGAR system at WWW.SEC.GOV.

What type of expenses will the Company pay soliciting these proxies?

        We will pay all the costs of soliciting these proxies. In addition to mailing proxy soliciting material, our directors, officers and employees also may solicit proxies in person, by telephone or by other electronic means of communications for which they will receive no compensation. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy material to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. In addition, we have engaged DF King and Company, Inc. to assist in the distribution and solicitation of proxies, for which we have agreed to pay a fee of $4,000 plus reasonable out-of-pocket expenses incurred.

What are the deadlines for stockholder proposals and director nominations for next year's annual meeting of stockholders?

        The deadline for submitting a stockholder proposal for inclusion in our proxy statement and form of proxy for our 2005 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is December 17, 2004. Notice must be sent in writing to the Corporate Secretary at: EFJ, Inc., 3900 NW 12th Street, Suite 200, Lincoln, NE 68521.

        Stockholders wishing to submit proposals or director nominations that are not to be included in the proxy statement for our 2005 annual meeting of stockholders must do so by no later than April 29, 2005. If a proposal is received after that date, our proxy for the 2005 Annual Meeting may confer discretionary authority to vote on such matter without any discussion of such matter in the proxy statement for the proxy statement for the 2005 Annual Meeting. Notice must be sent in writing to the Corporate Secretary at: EFJ, Inc., 3900 NW 12th Street, Suite 200, Lincoln, NE 68521.

How Do I Obtain an Annual Report on Form 10-K?

        If you would like a copy of our Annual Report on Form 10-K for the year ended December 31, 2003, that we filed with the Securities and Exchange Commission, we will send you one without charge. The Annual Report on Form 10-K includes a list of exhibits filed with the Securities and Exchange Commission, but does not include the exhibits. If you wish to receive copies of exhibits we will send them to you. Expenses for copying and mailing will be your responsibility.

Please write to:

EFJ, Inc.
3900 NW 12th Street, Suite 200
Lincoln, NE 68521
Attention: Investor Relations

SHAREHOLDER PROPOSALS

Proposal One: Elect Two Directors

        The Board has nominated two directors for election at the Annual Meeting. Each nominee is currently serving as one of our Class II directors. Each Class II director's term expires in 2004. If you re-elect them, they will hold office until the annual meeting in 2007, or until their successors have been elected or they resign. The Board is presently seeking additional qualified directors with business experience that would prove an asset to the Board.

        We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board, or the Board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his term, or the Board increases the number of directors, the Board may fill the vacancy until the next annual meeting at which a director for the Class that the director has been appointed to will be elected.

NOMINEES

Name and Age	Principal Occupation and Business Experience
Veronica A. Haggart (54)
Ms. Haggart has served as a director of EFJ since June 2003. Ms. Haggart is currently a consultant. Previously, Ms. Haggart was the Vice President, Strategic Relations for Xtremespectrum. Xtremespectrum was subsequently acquired by Motorola Semiconductors. Prior to Xtremespectrum, Ms. Haggart was employed by Motorola Ventures, Motorola, Inc. Ms. Haggart received a JD in law from the University of Georgetown. Currently, Ms. Haggart serves as a director of the University of Nebraska Foundation.
Thomas R. Thomsen (68)
Mr. Thomsen has served as a director of EFJ since July 1995. Between August 1995 and November 1999, he served as Chairman of the Board of Directors and Chief Executive Officer of Lithium Technology Corporation ("LTC"), a public company that manufactures rechargeable batteries. Mr. Thomsen had served as a director of LTC since February 1995. In January 1990, Mr. Thomsen retired as President of AT&T Technologies, after holding numerous senior management positions including director of Sandia Labs, Western Electric (Lucent Technologies), AT&T Credit Corp. and Oliveti Inc. Mr. Thomsen currently serves as a director of PECO II, Inc. and on the Executive Committee of the University of Nebraska Technology Park. Mr. Thomsen is currently retired.

The Board of Directors recommends that you vote "FOR"
the election of each of the above named nominees.

Proposal Two: Amendment Certificate of Incorporation

        Our authorized capital stock presently consists of 25,000,000 shares of common stock, par value $0.01 per share, and 3,000,000 shares of preferred stock, par value $.01 per share. In addition, the Company is authorized to issue 600,000 shares of Non-Voting Common Stock, par value $0.01 per share, which become Common Stock when it ceases to be owned by First Commerce Bancshares, Inc., its subsidiaries or affiliates, or any of their successors. In February 2004, First Commerce Bancshares ceased owning all outstanding Non-Voting Common Stock.

        Our Board of Directors has approved, and is recommending to the stockholders for approval at the Annual Meeting, an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock, and eliminate the Non-Voting Common Stock. The proposed amendment would increase the number of authorized shares of common stock from 25,000,000 shares to 50,000,000 shares. If approved, Article 4.1 of our Restated Certificate of Incorporation will be amended to read in its entirety as follows:

  Section 4.1    "The Corporation is authorized to issue two classes of shares designated, respectively, "Common Stock" and "Preferred Stock." The number of shares of Common Stock which the Corporation is authorized to issue is fifty million (50,000,000) shares, par value $0.01 per share. The number of shares of Preferred Stock which the Corporation is authorized to issue is three million (3,000,000) shares, par value $0.01 per share."

        In the event the amendment is approved and filed, we will have available for issuance without further action by the stockholders, 50,000,000 shares less (i) the number of shares of our currently outstanding common stock and (ii) the number of shares reserved for our previously approved stock plans. While EFJ has no immediate plans, nor are there any existing or proposed agreements or understandings to issue any of the additional shares of common stock which are the subject of this proposal, the Board of Directors believes that the increased number of authorized shares of common stock contemplated by the proposed amendment is desirable in order that additional shares be available for issuance from time to time, without further action or authorization by the stockholders (except as required by law), if needed for such corporate purposes as may be determined by the Board of Directors. Such corporate purposes might include the acquisition of other businesses in exchange for shares of EFJ's stock; facilitating broader ownership of the Company's stock by effecting stock splits or issuing a stock dividend; flexibility for possible future financings; and attracting and retaining valuable employees and directors by the issuance of additional stock options or awards. The Board of Directors considers the authorization of additional shares advisable to ensure prompt availability of shares for issuance should the occasion arise. Except as required by law or EFJ's corporate documents, the Board will not solicit further authorization for the issuance of these additional shares prior to issuing them.

        The tables set forth below indicate our specific plans or commitments at this time for issuance of additional authorized shares of common stock, however, we desire to position the Company to be able to issue additional shares if and when the need arises or market conditions otherwise warrant.

Current Common Stock Information	As of April 8, 2004
Authorized shares	25,000,000
Shares of issued and outstanding	17,589,295
Shares reserved for issuance pursuant to outstanding stock option and stock purchase plans	2,585,920

Shares currently available for issuance	4,824,785

        The issuance of additional shares of common stock could, under certain circumstances, have an anti-takeover effect. For example, we could issue shares to dilute equity ownership and corresponding voting power of a shareholder or group of shareholders who may oppose the policies or strategic plan of the Company's existing management. Such additional shares could enable our Board of Directors to make it more difficult or discourage an attempt by another person or entity to obtain control of EFJ. We have no present intention of issuing any of the additional authorized shares of common stock for such purposes.

        Existing holders of shares of common stock have no preemptive rights under our Restated Certificate of Incorporation or otherwise to purchase any additional shares of common stock issued by us. It is possible that shares of common stock may be issued at a time and under circumstances that may dilute the voting power of existing stockholders, decrease earnings per share, and decrease the book value per share of shares presently held.

        Under Section 242 of the General Corporation Law of the State of Delaware, the affirmative vote of a majority of the outstanding shares of stock present or represented by proxy at the meeting and entitled to vote on this proposal is required for the approval of the amendment to the Certificate of Incorporation, as amended. Please note, however, that brokers do not have discretionary authority to vote shares of common stock held in street name. Therefore, the failure of beneficial owners of such shares to give voting instructions to brokers will result in a broker non-vote. Broker non-votes, abstentions and the failure to vote will have the same effect as votes cast against approval of the proposal.

        The Board of Directors recommends that you vote "FOR" the proposed amendment to our Restated Certificate of Incorporation, and proxies returned will be so voted unless contrary instructions are indicated thereon.

INFORMATION ABOUT EFJ COMMON STOCK OWNERSHIP

Beneficial Stock Ownership of Certain Stockholders and Management

        The following table sets forth certain information as of April 8, 2004 with respect to the beneficial ownership of our common stock with respect to (i) each person we know who beneficially owns five percent (5%) or more of our common stock, (ii) our directors and nominees for director, (iii) our Named Executive Officers that are employed by the Company, and (iv) our directors and executive officers as a group:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
The Pinnacle Fund 4965 Preston Park Blvd. Suite 240 Plano, Texas 75093	1,504,640	(3)	8.5%
Michael E. Jalbert	662,500	(4)	3.8%
Massoud Safavi	215,333	(5)	1.2%
James Ridgell	23,000	(6)	*
Thomas R. Thomsen	16,933	(7)	*
Winston J. Wade	15,933	(6)	*
Kenneth Wasko	15,000	(6)	*
Terry A. Watkins	13,000	(6)	*
Edward H. Bersoff	9,000	(6)	*
All current executive officers and directors as a group (11 persons)	1,001,499	(8)	5.6%

*
Less than 1%

(1)
"Beneficial ownership" is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. So, for example, you "beneficially" own our common stock not only if you hold it directly, but also if you directly or indirectly through a relationship, a position as a director or trustee, or a contract or understanding have or share the power to vote the stock, to invest it, to sell it, or you currently have the right to acquire it within 60 days of April 8, 2004.

(2)
Shares of our common stock issuable upon exercise of stock options currently exercisable, or exercisable within 60 days of April 8, 2004, are considered outstanding for computing the percentage of the person holding those options but are not considered outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power, if any, with respect to all shares of our common stock each beneficially owns.

(3)
Pursuant to a Schedule 13G dated February 11, 2004, the Pinnacle Fund, Inc. has sole voting power and dispositive power with respect to 1,495,640 shares of our common stock. Barry M. Kitt is the general partner of Pinnacle Advisors, L.P., the general partner of The Pinnacle Fund, L.P., a Texas limited partnership, which is the beneficial owner of 1,495,640 shares of common stock of EFJ, Inc.. Mr. Kitt's minor children are the beneficial owners of an aggregate of 9,000 shares of common stock of EFJ, Inc. Mr. Kitt disclaims beneficial ownership of all shares on common stock of EFJ, Inc. held by The Pinnacle Fund, L.P. and his minor children.

(4)
Includes 630,000 shares issuable upon the exercise of stock options that are exercisable within 60 days of April 8, 2004.

(5)
Includes 190,333 shares issuable upon the exercise of stock options that are exercisable within 60 days of April 8, 2004.

(6)
Consist solely of shares issuable upon the exercise of stock options that are exercisable within 60 days of April 8, 2004.

(7)
Includes 15,933 shares issuable upon the exercise of stock options that are exercisable within 60 days of April 8, 2004.

(8)
Includes 942,999 shares issuable upon the exercise of stock options that are exercisable within 60 days of April 8, 2004.

How many options are outstanding and how many shares are reserved for future issuance?

        The following table summarizes our equity compensation plan information as of December 31, 2003. Information is included for both equity compensation plans approved by our stockholders and equity compensation plans not approved by our stockholders. We currently maintain one equity compensation plan, the 1996 Stock Incentive Plan. The following table sets forth information regarding outstanding options and shares reserved for future issuance under the 1996 Stock Incentive Plan as of December 31, 2003.

EQUITY COMPENSATION PLAN INFORMATION
Year Ended December 31, 2003

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights		(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	1,723,736	$0.82	(2)	668,864	(3)
Equity compensation plans not approved by security holders	0	0		0
Total	1,723,736	$0.82		668,864

(1)
The 1996 Stock Incentive Plan is our only equity compensation plan and was previously approved by our stockholders.

(2)
Since February 19, 2004, our common stock trades on The Nasdaq National Market. The last sale price of our common stock on December 31, 2003, as reported in The Nasdaq National Market was $5.90.

(3)
Under the 1996 Stock Incentive Plan, the Compensation Committee may make various stock-based awards as described above. In addition, shares covered by outstanding awards may become available for new awards if, among other things, the outstanding awards are forfeited or otherwise are terminated before the awards vest and shares are issued.

Compensation committee interlocks and Insider participation

        Management compensation for 2003 was determined by the non-employee directors of the Company. None of these outside directors was at any time during 2003 or at any other time an officer or employee of the Company, and none of them had any relationship with the Company requiring disclosure under SEC rules.

Did Directors, Executive Officers, and Greater-Than-10% stockholders comply with Section 16(a) beneficial ownership reporting in 2003?

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires our directors, officers, and persons directly and indirectly the beneficial owners of more than 10% of any class of any of our equity securities (other than exempted securities) which are registered pursuant to Section 12 of the Exchange Act, to file reports of ownership and changes in ownership with the SEC and to provide us with copies of the reports. To our knowledge, based solely on review of copies of such reports furnished to us and written representations that no other reports were required, we believe that for the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to our directors, executive officers and greater than 10% beneficial owners were complied with by such persons.

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

The Board of Directors

        The Board oversees our business affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through, among other things, discussions with the Chairman, other key executives and our principal external advisers (legal counsel, outside auditors, investment bankers and other consultants), reading reports and other materials that we send them, and by participating in Board and committee meetings.

        The Board met (4) times during 2003. Each incumbent director attended at least 75% of the total number of Board and committee meetings, of which they were a member, held in 2003.

The Committees of the Board

        The Board has an Executive Committee, an Audit Committee, a Compensation Committee, and a Nominating Committee.

Audit Committee

        The Board of Directors has an Audit Committee, which is currently comprised of Mr. Bersoff, as Chairman, and Messrs. Thomsen and Wade. The Audit Committee's primary purpose is to assist the Board of Directors' oversight of (a) the integrity of our financial statements, (b) our compliance with legal and regulatory requirements, (c) the independent auditor's qualifications and (d) the performance of our internal audit function and independent auditors. The Audit Committee has sole authority to appoint and terminate our independent auditors. To promote the independence of its audit, the Audit Committee consults separately and jointly with the independent auditors, the internal auditors and management. As required by the NASDAQ National Market ("NASDAQ") and Securities and Exchange Commission (the "Commission") rules regarding audit committees, the Board of Directors has reviewed the qualifications of its Audit Committee and has determined that none of the current members of the Audit Committee have a relationship with us that might interfere with the exercise of their independence from us or our management, as independence is defined in the listing standards for the NYSE. Our Board of Directors has determined that Mr. Bersoff, Chairman of the Audit Committee, is an audit committee financial expert as described in Item 401(h) of Regulation S-K. The Audit Committee met five (5) times during 2003.

Compensation Committee

        The Board of Directors has a Compensation Committee, which is currently comprised of Mr. Thomsen, as Chairman, and Ms. Haggart and Mr. Wade. The functions performed by the Compensation Committee include reviewing and establishing overall management compensation, administering our 1996 Stock Incentive Plan, and approving salary and bonus awards to our executive officers. Our Board of Directors has determined that each member of the Management and Compensation Committee is independent, as independence is defined in the listing standards for the NASDAQ. The Compensation Committee met two (2) times during 2003.

Executive Committee

        The Executive Committee may exercise the powers of the Board, other than approving or proposing to stockholders action required to be approved by the stockholders, filling vacancies on the Board or any of its committees, amending the Certificate of Incorporation without stockholder approval, adopting, amending or repealing bylaws, or approving a plan merger not requiring stockholder approval. Messrs. Bersoff, Jalbert, Thomsen, and Wade serve as members of the Executive Committee. The Executive Committee did not meet in 2003.

Governance and Nominating Committee

        The Board of Directors has a Governance and Nominating Committee, which is currently comprised of Mr. Wade, as Chairman, and Ms. Haggart and Mr. Bersoff. The Governance and Nominating Committee investigates and makes recommendations to the Board with respect to qualified candidates to be nominated for election to the Board and reviews and makes recommendations to the Board of Directors with regard to candidates for directors nominated by stockholders in accordance with our bylaws. The Governance and Nominating Committee will consider candidates for director who are properly nominated by stockholders. Any stockholder wishing to propose a nominee should submit a recommendation in writing to our Corporate Secretary, indicating the nominee's qualifications and other relevant biographical information, confirmation of the nominee's consent to serve as a director, and all other information required by our bylaws for the nomination of director candidates. This committee also investigates and makes recommendations to the Board with regard to all matters of corporate governance, including the structure, operation and evaluation of the Board and its committees. Our Board of Directors has determined that each member of the Governance and Nominating Committee is independent, as independence is defined in the listing standards for the NASDAQ. The Nominating Committee met four (4) times in 2003.

Executive Sessions of the Board of Directors

        The Company's Independent Directors meet regularly in executive sessions following each regularly scheduled meeting of the Board of Directors. Independent Directors include all Directors who are independent as determined by the Board of Directors. The Independent Directors presently consist of all current Directors except Messrs. Jalbert and Safavi.

Independence of Directors

        NASDAQ requires that a majority of the Board of Directors be "independent" directors as defined in NASDAQ Rule 4200. The Company reviewed the independence of the Directors and considered any transaction between each director or any member of his or her family and the Company. As a result of this review, the Board of Directors has determined that each of the member of the Board of Directors is independent under the NASDAQ definition of "independence" for the Board except for Messrs. Jalbert and Safavi, who is not considered independent because of their employment as executive officers of the Company.

Directors

        The following are the biographies of our current directors except for the Class II Directors. The biography of Veronica A. Haggart and Thomas R. Thomsen, current directors and nominees for Class II Directors, are included at page 4 under "Elect Two Directors."

        Class I Directors.    The following is our current Class I directors. Their terms expire in 2006.

Name and Age	Principal Occupation and Business Experience
Edward H. Bersoff (61)	Dr. Bersoff has served as a director of EFJ since June 1999. Dr. Bersoff is Chairman of Greenwich Associates, LLC. Previously, Dr. Bersoff served as BTG's President, Chief Executive Officer, and Chairman of the Board of Directors since the Company's founding in 1982. BTG was subsequently acquired by the Titan Corporation. Dr. Bersoff also serves as a director of Titan Corporation, Phillips International, Inc., ICF Consulting, MVM, Inc., the Potomac Bank of Virginia, New York University, Virginia Commonwealth University, the Inova Health System, the Wolf Trap Foundation, and the Eugene and Agnes E. Meyer Foundation. Dr. Bersoff earned a PhD in mathematics from New York University and completed the Owner/President Management Program at Harvard Business School. Dr. Bersoff holds the position of Distinguished Professor at George Mason University.
Winston J. Wade (65)
Mr. Wade has served as a director of EFJ since July 1996. Effective February 1999, Mr. Wade retired as Chief Executive Officer and Chief Operating Officer of Binariang-Malaysia, a joint venture of MediaOne for which he served since January of 1997. From February to December 1996, he served as managing director of BPL U.S. West Cellular in India. From 1963 to 1996, he held various positions with Northwestern Bell, AT&T, and U.S. West Communications. Mr. Wade also serves as a director of AmeritasAcacia Life Insurance Company and Intrado.

        Class III Directors.    The following are our current Class III directors. Their terms expire in 2005.

Name and Age	Principal Occupation and Business Experience
Michael E. Jalbert (59)	Mr. Jalbert was appointed to serve as a director upon his hiring as President and Chief Executive Officer of EFJ on March 1, 1999. Mr. Jalbert was elected Chairman of the Board on March 25, 1999. Prior to joining EFJ, Mr. Jalbert served as President and Chief Executive Officer of Microdyne Corp., a Nasdaq listed company, from March 1997 to February 1999. From 1995 to 1997, Mr. Jalbert served as President and Chief Executive Officer of IDB Communications. From 1992 to 1995, Mr. Jalbert was President of the CSD division of Diversey Corporation. Mr. Jalbert joined the Diversey Corporation from West Chemical Corporation, where he was President and Chief Operating Officer from 1987 to 1992. Mr. Jalbert is currently on the Board of Directors of AeA, a technology trade association based in Washington DC.

Massoud Safavi (51)	Mr. Safavi was appointed to serve as a director upon his hiring as Senior Vice President and Chief Financial Officer of EFJ in October 1999. In addition, Mr. Safavi is the Chief Operating Officer for Transcrypt International. Prior to joining EFJ, Mr. Safavi served as Vice President and Chief Financial Officer of Xerox Engineering Systems, Inc. beginning in May 1999. In addition, Mr. Safavi served as the Chief Financial Officer for Microdyne Corp. from June 1997 to March 1999. Prior to joining Microdyne Corp., Mr. Safavi spent nine years with UNC, Inc. where he served as Assistant Treasurer, division Chief Financial Officer, as well as the Director of Audit. Mr. Safavi is a C.P.A. and C.M.A.

How Do We Compensate Directors?

Meeting Fees.    In 2003, we paid our non-employee directors a fee of:

  •
  $5,000 quarterly retainer;

  •
  $1,500 for attendance at each Board meeting;

  •
  $1,000 for attendance at each committee meeting;

  •
  $500 for attendance at each telephonic Board meeting; and

  •
  $500 for the committee chairperson for each committee meeting.

        The aggregate amount in fees we paid to our non-employee directors in 2003 was $149,000. In addition, our non-employee directors are eligible to participate in the 1996 Stock Incentive Plan.

        On January 28, 2003, we granted to each of our non-employee directors options to purchase 10,000 shares of our common stock at an exercise price of $1.70 per share, which was the last sale price of our common stock on January 28, 2003 as reported in the OTC Bulletin Board. On June 4, 2003, Ms. Haggart was granted option to purchase 10,000 shares of our common stock at an exercise price of $1.88 per share, which was the last sale price of our common stock on June 4, 2003 as reported in the OTC Bulletin Board.

Expenses and Benefits.    We reimburse all directors for out-of-pocket and travel expenses incurred in attending Board meetings.

Certain Relationships and Related Transactions

        In April 2002, we extended a loan to Mr. Jalbert, our President, Chief Executive Officer and Chairman, in the amount of $75,000. This note is due on demand and bears interest at the rate of 6% per year.

How does the Board select nominees for the Board?

        The Governance and Nominating Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and shareholders. A shareholder who wishes to recommend a prospective nominee for the Board should notify the Company's Corporate Secretary or any member of the Governance and Nominating Committee in writing with whatever supporting material the shareholder considers appropriate.

        Once the Governance and Nominating Committee has identified a prospective nominee, the Committee makes an initial determination as to whether to conduct an evaluation of the candidate. This initial determination is based on whatever information is provided to the Committee with the recommendation of the prospective candidate, as well as the Committee's own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others.

        The Committee considers such relevant factors, as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the Committee and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.

How do shareholders communicate with the Board?

        Shareholders and other parties interested in communicating directly with the Governance and Nominating Chairperson or with the non-management directors as a group may do so by writing to Governance and Nominating Chairperson, EFJ, Inc., 3900 NW 12th Street, Suite 200, Lincoln, NE 68521. Concerns relating to accounting, internal controls or auditing matters are handled in accordance with procedures established by the Audit Committee with respect to such matters.

Does the Company have a Code of Ethics?

        The Company has a Code of Business Conduct and Ethics, which is applicable to all employees of the Company, including the principal executive officer, the principal financial officer and the principal accounting officer. The Code of Business Conduct and Ethics is available on the Company's website (www.efji.com). The Company intends to post amendments to or waivers from its Code of Business Conduct and Ethics (to the extent applicable to the Company's chief executive officer, principal financial officer or principal accounting officer) at this location on its website.

Non-Director Executive Officers

        Below is a list of our executive officers who are not members of the board of directors.

Name and Age	Principal Occupation and Business Experience
R. Andrew Massey (34)	Mr. Massey, an attorney, joined EFJ in December 1997 and has served as Corporate Secretary since June 1998. From November 1995 to July 1997, he served as a legal assistant to the Nebraska Public Service Commission.
Nancy E. Morrison (52)
Ms. Morrison joined EFJ in October 1999, and is currently the Vice President of Human Resources. Prior to joining EFJ, Ms. Morrison provided human resources consulting services to manufacturing companies. From 1995 to 1999, Ms. Morrison was Director and Vice President of Human Resources for HR Solutions.
Kenneth M. Wasko (47)
Mr. Wasko joined EFJ in August 2002, and is currently the Executive Vice President of Operations and Engineering for EFJohnson. Prior to joining EFJ, Mr. Wasko was the General Manager of Motorola's Worldwide Accessories Division. In 1998, Mr. Wasko was Director of Operations for Motorola's Paging Systems Group. From 1999 to 2000, Mr. Wasko was Director of Engineering Quality for Motorola's Personal Communication Sector.
Terry A. Watkins (53)
Mr. Watkins joined EFJ in May 2001, and is currently the Corporate Controller. Prior to joining EFJ, from August 1997 until April 2001, Mr. Watkins was self-employed as a financial consultant. From April 1992 until July 1997, Mr. Watkins was the Executive Vice President and Chief Financial Officer of U.S. Transportations Systems, Inc., a publicly held company engaged in various aspects of transportation. Mr. Watkins is a C.P.A.

How We Compensate Named Executive Officers?

        The following table sets forth certain summary information concerning compensation paid to our Chief Executive Officer and each of the four other most highly compensated officers (determined as of the end of the last fiscal year) whose annual salary and bonus compensation exceeded $100,000 during 2003, and to one former executive officer who also met that threshold during 2003 (the "Named Executive Officers"), for each of the fiscal years ended December 31, 2003, 2002 and 2001 (or for such shorter period that we employed the individual).

SUMMARY COMPENSATION TABLE

	Annual Compensation
Name and Principal Position	Year	Salary	Bonus		Other Annual Compensation		Long-Term Compensation Awards Options		All Other Compensation(1)
Michael E. Jalbert President, Chairman and Chief Executive Officer	2003 2002 2001	$310,000 308,327 294,996	$310,000 124,135 375,000	(3)	$14,136 14,350 14,805	(2) (2) (2)	50,000 50,000 600,000	(4)	$29,140 26,660 13,012
Dennis E. Blaine Senior Vice President, EFJohnson(5)	2003 2002 2001	171,346 147,402 135,693	— 91,878 8,599	(7)	12,204 7,500 7,750	(6) (2) (2)	10,000 165,000 30,000		2,490 3,538 —
James J. Ridgell, Executive Vice President and General Manager, Federal Sales, EFJohnson	2003	137,077	29,186		190,000	(8)	15,000		—
Massoud Safavi Chief Financial Officer	2003 2002 2001	211,192 204,442 200,000	101,500 40,000 101,750		10,143 10,204 10,602	(2) (2) (2)	25,000 30,000 —		4,752 4,400 4,080
Kenneth M. Wasko Senior Vice President(9)	2003 2002	184,904 53,942	28,299 31,000	(11)	5,054 50,601	(10) (10)	25,000 50,000		962 —
Terry A. Watkins Corporate Controller	2003 2002	100,342 95,826	29,649 14,000		— —		5,000 30,000		1,545 768

(1)
All amounts shown represent the 401K plan matching contributions, except for Mr. Jalbert's listed amounts, which represent plan matching contributions of $4,400 and $2,812 in 2002 and 2001, respectively, and life insurance policy expenses of $24,340, $22,260 and $10,200 in 2003, 2002, and 2001, respectively.

(2)
Represents a car allowance.

(3)
Represents bonus payments of $200,000 and the loan forgiveness of Mr. Jalbert's January 7, 2000 loan in the principal amount of $175,000.

(4)
Mr. Jalbert was originally granted options to acquire 400,000 shares of our common stock at an exercise price of $2.984 per share on March 1, 1999. These options were cancelled in connection with the regrant of options to acquire 400,000 shares of our common stock at an exercise price of $.656 per share on January 24, 2001. In 1999, Mr. Jalbert received 200,000 options granted pursuant to an agreement outside the 1996 Stock Incentive Plan at an exercise price of $2.25 per share. The 200,000 options were cancelled in connection with the regrant of options to acquire 200,000 shares of our common stock at an exercise price of $.656 per share on July 26, 2001.

(5)
Mr. Blaine joined EFJ in November 2000. Mr. Blaine ceased employment with the Company on January 7, 2004.

(6)
Represents a car allowance of $9,000 and $3,204 moving allowance.

(7)
Represents bonus payments of $76,878 and a $15,000 signing bonus.

(8)
Represents 2003 sales bonus payments.

(9)
Mr. Wasko joined EFJ in August 2002.

(10)
Represents a moving allowance.

(11)
Includes a $25,000 signing bonus and a $6,000 service bonus.

        The following table sets forth information concerning stock options granted to the Named Executive Officers during 2003.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
	Number of Securities Underlying Options Granted
			Percent of Total Options Granted to Employees in 2003
Name				Exercise Price
					Expiration Date	5%	10%
Michael E. Jalbert	50,000	(2)	22.2%	$1.70	1/31/13	$53,456	$135,468
Dennis E. Blaine	10,000	(2)	4.4%	1.70	1/31/13	10,691	27,094
James R. Ridgell	15,000	(2)	6.6%	1.70	1/31/13	16,037	40,460
Massoud Safavi	25,000	(2)	11.1%	1.70	1/31/13	26,728	67,734
Kenneth M. Wasko	25,000	(2)	11.1%	1.70	1/31/13	26,728	67,734
Terry A. Watkins	5,000	(2)	2.2%	1.70	1/31/13	5,346	13,547

(1)
The amounts shown are hypothetical gains based on the indicated assumed rates of appreciation of our common stock, compounded annually over a ten year period, and assuming that the closing price was the market value of our common stock on the date of grant. The actual value (if any) that an executive officer receives from a stock option will depend upon the amount by which the market price of our common stock exceeds the exercise price of the option on the date of exercise. We cannot assure that our common stock will appreciate at any particular rate or at all in future years.

(2)
These options are exercisable when vested and vest as follows: 20% of such options shall vest on the first anniversary of the date the option was granted, and an additional 20% shall vest on each anniversary thereof until fully vested.

        The following table sets forth the number and value of the stock options held by the Named Executive Officers at December 31, 2003.

Fiscal Year-End Option Value Table

			Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-The-Money Options at Fiscal Year-End(1)
Name	Shares Acquired On Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Michael E. Jalbert	—	—	610,000	90,000	$3,200,300	$425,600
Dennis E. Blaine	—	—	90,000	115,000	454,224	575,886
James J. Ridgell	—	—	20,000	95,000	100,200	463,900
Massoud Safavi	—	—	179,833	75,667	941,298	374,202
Kenneth M. Wasko	—	—	10,000	65,000	50,800	308,200
Terry A. Watkins	—	—	6,000	29,000	32,340	150,360

(1)
Solely for purposes of this table, the fair market value per share of our common stock is assumed to be $5.90, the closing price of our common stock as reported on the OTC Bulletin Market on December 31, 2003.

        The following table sets forth information concerning the repricing of options of executive officers for the period from the date we became a public reporting company under the Securities Exchange Act of 1934 on January 22, 1997, and March 25, 2004.

	Ten-Year Option/SAR Repricing
Name	Date	Number of Securities Underlying Options/SARs Repriced or Amended		Market Price of Stock at Time of Repricing or Amendment	Exercise Price at time of Repricing or Amendment	New Exercise Price	Length of Original Option Term Remaining at the Date of Repricing or Amendment
Michael E. Jalbert	1/24/01	400,000	(1)	$.563	$2.984	$.656	8 years
Michael E. Jalbert	7/26/01	200,000	(2)	.450	1.4375	.656	8 years
George R. Spiczak	1/23/01	100,000	(3)	.593	2.25	.656	8 years
George R. Spiczak	1/23/01	50,000	(4)	.593	1.438	.656	8 years
George R. Spiczak	1/23/01	8,750	(5)	.593	3.156	.656	9 years
R. Andrew Massey	1/23/01	5,000	(6)	.593	3.156	.656	9 years
Massoud Safavi	12/20/00	200,000	(7)	.297	2.25	.656	8 years
Nancy Morrison	11/21/00	1,000	(8)	.484	3.156	.656	9 years
David L. Hattey	11/21/00	100,000	(9)	.484	2.563	.656	9 years
Scott W. Avery	12/20/00	20,000	(10)	.297	3.50	.656	9 years
Craig J. Huffaker	7/20/98	50,000	(11)	5.75	25.00	5.75	9 years

(1)
Consists of shares issuable pursuant to options originally granted under the 1996 Stock Incentive Plan on March 1, 1999.

(2)
Consists of shares issuable pursuant to an agreement outside the 1996 Stock Incentive Plan on October 19, 1999. These shares were subsequently issued within the 1996 Stock Incentive Plan.

(3)
Consists of shares issuable pursuant to options originally granted under the 1996 Stock Incentive Plan on April 1, 1999. These options have subsequently expired unexercised.

(4)
Consists of shares issuable pursuant to options originally granted under the 1996 Stock Incentive Plan on June 29, 1999. These options have subsequently expired unexercised.

(5)
Consists of shares issuable pursuant to options originally granted under the 1996 Stock Incentive Plan on January 25, 2000. These options have subsequently expired unexercised.

(6)
Consists of shares issuable pursuant to options originally granted under the 1996 Stock Incentive Plan on January 25, 2000.

(7)
Consists of shares issuable pursuant to options originally granted under the 1996 Stock Incentive Plan on October 19, 1999.

(8)
Consists of shares issuable pursuant to options originally granted under the 1996 Stock Incentive Plan on January 25, 2000.

(9)
Consists of shares issuable pursuant to options originally granted under the 1996 Stock Incentive Plan on July 25, 2000. These options have subsequently expired unexercised.

(10)
Consists of shares issuable pursuant to options originally granted under the 1996 Stock Incentive Plan on January 2, 2000. These options have subsequently expired unexercised.

(11)
Consists of shares issuable pursuant to options originally granted under the 1996 Stock Incentive Plan on January 19, 1998. These options have subsequently expired unexercised.

Employment Agreements, Termination of Employment and Change of Control Arrangements

        On October 15, 2002, we entered into an Employment Agreement (the "Jalbert Agreement") with Michael E. Jalbert, our Chairman of the Board, President and Chief Executive Officer, for a term beginning on October 15, 2002 and ending October 14, 2004. The Jalbert Agreement shall automatically be renewed for two consecutive two-year periods, unless otherwise terminated. The Jalbert Agreement sets forth a yearly base salary of $310,000. The agreement provides for certain benefits to Mr. Jalbert, including paid vacation time, car allowance, participation in our qualified profit sharing plans, and employee group and disability insurance. Additionally, if Mr. Jalbert is still employed by us on October 14, 2008, Mr. Jalbert's employment will terminate and he will be eligible for certain retirement benefits including employee group and disability insurance, office space and administrative support.

        In the event of termination of the Jalbert Agreement after a change in control, as defined in such agreement, then the following shall apply: (1) all of Mr. Jalbert's unvested options shall vest immediately; (2) we shall pay Mr. Jalbert a lump sum severance payment equal to three years of base salary and will consider providing a transaction bonus; and (3) Mr. Jalbert will continue to receive all benefits for one year after termination. A change in control is defined in the agreement as a change in the ownership of EFJ or a sale, assignment or transfer of all or substantially all of its assets which results in a forced change in the majority of the Board. The Jalbert Agreement provided for Mr. Jalbert to enter concurrently into a separate Confidentiality and Non-Compete Agreement, effective during the term of the Jalbert Agreement.

        On September 10, 1999, we entered into an Employment Agreement (the "Safavi Agreement") with Massoud Safavi, our Senior Vice President and Chief Financial Officer, for a term beginning on October 15, 1999 and ending October 15, 2001. Pursuant to the terms of the Safavi Agreement, we gave Mr. Safavi notice that we did not intend to renew the Safavi Agreement, which terminated as of October 15, 2001. We provided assurances to Mr. Safavi that in the event of employment termination, we would pay Mr. Safavi a lump sum severance payment equal to one year of base salary.

        On November 21, 2000, we amended our standard option agreement, as permitted by the 1996 Stock Incentive Plan, to provide for acceleration of all options within 15 days of the occurrence of a change of control event, as defined in the agreement.

INDEPENDENT PUBLIC ACCOUNTANTS

  Selection of Independent Public Accountants

        The Audit Committee has selected Grant Thornton to serve as the independent auditor of EFJ for the current fiscal year ending December 31, 2004. A representative of Grant Thornton is expected to be present at the annual meeting, will have an opportunity to make a statement if so desired, and will be available to respond to appropriate questions.

  Fees

        The Audit Committee selected and approved Grant Thornton to serve as the Company's independent auditor for the fiscal years ending December 31, 2003, 2002 and 2001. A representative of Grant Thornton meets with the Audit Committee on a quarterly basis, prior to issuance of the quarterly and annual reports on Form 10-Q and 10-K, respectively. All non-audit services provided to the Company by Grant Thornton are properly approved by the Audit Committee in accordance with paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X of the Securities and Exchange Act. The total amount of such non-audit services in 2002 and 2003 not pre-approved by the Audit Committee amounted to less than 5% of the total services provided by Grant Thornton in each of the respective years.

        During 2003 and 2002, the Company retained its independent auditor, Grant Thornton, to provide services in the following categories and amounts:

Description of Service	2003	2002
Audit Fees(1)	$108,000	$95,000
Audit-Related Fees(2)	7,500	5,000
Tax Fees(3)	42,000	41,000
All Other Fees(4)	23,000	47,000

(1)
Audit Fees. Amounts include fees for professional services rendered by the Company's principal accountant for the audit of the Company's annual financial statements and review of the financial statements included in the Company's quarterly reports on Form 10-Q.

(2)
Audit-Related Fees. Amounts relate, respectively, to questions regarding accounting for repriced options and assistance with SEC compliance.

(3)
Tax Fees. Amounts include professional services rendered for income tax compliance, advice, planning, and return preparation.

(4)
All Other Fees. Amounts related services rendered in conjunction with: 1) certain merger and acquisition matters; 2) certain state use and intangible tax matters; and 3) the audit of the Company's 401-k Plan.

        In regards to the principal accountant's audit of the Company's financial statements for the years ended December 31, 2003 and 2002, all work was performed by persons who are full-time, permanent employees of the principal accountant.

        The Audit Committee preapproves the engagement of the auditor to audit the Company's and its subsidiary's financial statements and all services related to all audit, review and attest reports performed by the independent auditor. In addition, the Audit Committee preapproves all other permissible non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor. The Committee has considered whether the provision of information technology services,if any, and other non-audit services is compatible with maintaining the independence of EFJ's principal accountant.

Audit Committee Report

        The following Audit Committee Report shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, notwithstanding any general incorporation by reference of this proxy statement into any other document.

        The Audit Committee reports to the Board and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of EFJ.

        The Audit Committee operates pursuant to a written charter first adopted by the Board on January 25, 2000, and subsequently amended in 2002 and 2003. A copy of the Audit Committee Charter, as amended, is attached to this proxy statement as Appendix B.

        Pursuant to the Charter, the Audit Committee has the following responsibilities:

  •
  To monitor the preparation of quarterly and annual financial reports;

  •
  To review the adequacy of internal control systems and financial reporting procedures with management and independent auditors; and

  •
  To review the general scope of the annual audit and the fees charged by the independent auditors.

        In discharging its oversight responsibility the Audit Committee has met and held discussions with management and Grant Thornton, the independent auditors for EFJ. Management represented to the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

        The Audit Committee also obtained from the independent auditors a formal written statement describing all relationships between us and the auditors that bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee. The Audit Committee discussed with the independent auditors any relationships that may impact on the firm's objectivity and independence and satisfied itself as to the auditors' independence.

        Based on these discussions and reviews, the Audit Committee recommended that the Board approve the inclusion of EFJ's audited financial statements in EFJ's Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

        Management is responsible for EFJ's financial reporting process including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. EFJ's independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of EFJ and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on EFJ's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that EFJ's financial statements are presented in accordance with generally accepted accounting principles, that the audit of our Company's financial statement has been carried out in accordance with generally accepted auditing standards or that our Company's independent accountants are in fact "independent."

        Respectfully submitted by the members of the Board's Audit Committee:

      Edward H. Bersoff, Chairman
      Thomas R. Thomsen
      Winston J. Wade

Date: April 16, 2004

Compensation Committee Report
On Executive Compensation and Repricing of Stock Options

        The following Compensation Committee Report on Executive Compensation shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, notwithstanding any general incorporation by reference of this proxy statement into any other document.

        The Compensation Committee of the Board is composed of three directors who are not EFJ employees. The Compensation Committee establishes EFJ's overall compensation and employee benefits and the specific compensation of our executive officers. It is the Compensation Committee's goal to implement executive officer compensation programs that further our business objectives and that attract, retain and motivate the best qualified executive officers.

        We adopt and administer our executive compensation policies and specific executive compensation programs in accordance with the principal goal of maximizing return on stockholders' equity. The Compensation Committee believes that we can best achieve our performance goal, and the long-term interests of our stockholders generally by attracting and retaining management of high quality, and that such management will require commensurate compensation. The Compensation Committee believes that our executive officer compensation policies are consistent with this policy.

        Certain of our executive officers, including our current Chief Executive Officer, Michael E. Jalbert, have written, employment agreements with us (see "Employment Agreements, Termination of Employment and Change of Control Arrangements" on pages 14 and 15 above). The Compensation Committee determines the levels of compensation granted in such employment agreements, and the levels of compensation granted to other executive officers from time to time based on factors that the Compensation Committee considers appropriate. As indicated below, our overall financial performance is a key factor the Compensation Committee considers in setting compensation levels for executive officers.

        The Compensation Committee determines annual compensation levels for executive officers, including the Chief Executive Officer, and compensation levels which may be implemented from time to time based primarily on its review and analysis of the following factors: (1) the responsibilities of the position, (2) the performance of the individual and his or her general experience and qualifications, (3) our overall financial performance (including return on equity, levels of general and administrative expense and budget variances) for the previous year and the contributions to such performance measures by the individual or his or her department, (4) the officer's total compensation during the previous year, (5) compensation levels that comparable companies in similar industries (wireless communications and information security) pay, (6) the officer's length of service with us, and (7) the officer's effectiveness in dealing with external and internal audiences. In addition, the Compensation Committee receives the recommendations of the Chief Executive Officer with respect to the compensation of other executive officers, which the Compensation Committee reviews in light of the above factors. The Compensation Committee believes, based on a review of relevant compensation surveys, that the base compensation of the executive officers is competitive with companies of similar size and with comparable operating results in similar industries. EFJ paid $498,634 in bonuses to our Named Executive Officers for their performance in 2003.

        While the Compensation Committee establishes compensation levels based on the above-described criteria, the Compensation Committee also believes that encouraging equity ownership by executive officers further aligns the interests of the officers with the performance objectives of our stockholders and enhances our ability to attract and retain highly qualified personnel on a basis competitive with industry practices. The Compensation Committee currently structures awards granted under the 1996 Stock Incentive Plan to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended. Section 162(m) allows us to preserve our right to take a tax deduction for compensation attributable to these awards if certain requirements, which include the achievement of certain performance goals, are met. Through the 1996 Stock Incentive Plan, there will be an additional direct relationship between our performance and benefits to executive officer Plan participants.

        In the fourth quarter of 2000, EFJ made an offer to exchange employee stock options to all current employees holding outstanding options, including executive officers. All eligible executive officers accepted the offer to exchange options. Under the offer to exchange options, individuals could exchange eligible options on an all-or-nothing basis for a new option and also had to surrender for cancellation all outstanding options. The new options have an exercise price of $.656, which was above the fair market value of EFJ's stock, and vest over a five year period commencing on the date of grant. The Compensation Committee approved the exchange offer because it is philosophically committed to the concept of employees as owners, including for its executive officers. The Compensation Committee believed that the only means to retain and to provide an incentive to current employees, without adversely affecting EFJ's restrictive cash liquidity, was to provide an exchange stock option program. The Compensation Committee also considered the potential dilutive impact on stockholders, EFJ's current finances, the states of the employee morale and EFJ's business plans. Based upon a review of all of the foregoing, the Compensation Committee felt it appropriate to offer the option exchange program.

        The principles that guided the Compensation Committee in determining our other executive officers' compensation during the 2003 fiscal year also included the motivation of employees to attain the highest level of performance and the ability to attract, and retain qualified employees.

        The Compensation Committee of the Board of Directors:

      Thomas R. Thomsen, Chairman
      Veronica A. Haggart
      Winston J. Wade

Dated: April 16, 2004

Performance Graph

        The graph below compares the quarterly cumulative return to stockholders (stock price appreciation plus reinvested dividends) for EFJ common stock with the comparable return of two indexes: the Nasdaq Stock Market (U.S.) and the Nasdaq Electronic Components Index. Points on the graph represent the performance between January 1, 1998 and December 31, 2003.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG EFJ, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ ELECTRONIC COMPONENTS INDEX

    $100 INVESTED ON 12/31/98 IN STOCK OR INDEX-
    INCLUDING REINVESTMENT OF DIVIDENDS.
    FISCAL YEAR ENDING DECEMBER 31.

	Cumulative Total Return
	12/98	12/99	12/00	12/01	12/02	12/03
EFJ, Inc.	$100.00	$106.67	$8.53	$18.49	$44.44	$209.78
NASDAQ Stock Market (U.S.)	100.00	190.62	127.67	70.42	64.84	91.16
NASDAQ Electronic Components	100.00	178.38	137.99	107.46	51.71	101.02

Appendix A

PROPOSED AMENDMENT OF SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF EFJ, INC.

        Section 4.1 of the Second Amended and Restated Certificate of Incorporation of the Corporation which currently reads as follows:

  "The Corporation is authorized to issue three classes of shares designated, respectively, "Common Stock," "Non-Voting Common Stock" and "Preferred Stock." The number of shares of Common Stock which the Corporation is authorized to issue is twenty-five million (25,000,000) shares, par value $0.01 per share. The number of shares of Non-Voting Common Stock which the Corporation is authorized to issue is six hundred thousand (600,000), par value $0.01 per share. The number of shares of Preferred Stock which the Corporation is authorized to issue is three million (3,000,000) shares, par value $0.01 per share. Each issued share of Non-Voting Common Stock will become Common Stock when it ceases to be owned by First Commerce Bancshares, Inc., its subsidiaries or affiliates, or any of their successors."

is hereby amended in full to read as follows:

  "The Corporation is authorized to issue two classes of shares designated, respectively, "Common Stock" and "Preferred Stock." The number of shares of Common Stock which the Corporation is authorized to issue is fifty million (50,000,000) shares, par value $0.01 per share. The number of shares of Preferred Stock which the Corporation is authorized to issue is three million (3,000,000) shares, par value $0.01 per share."

Appendix B

AUDIT COMMITTEE CHARTER

Purpose

        The Audit Committee is appointed by the Board of Directors of EFJ, Inc. (the "Company"). The purpose of the Audit Committee is to oversee and monitor:

  •
  the integrity of the financial statements of the Company and the systems of internal accounting and financial controls,
  •
  the independent auditor's qualifications, independence and compensation,
  •
  the performance of the Company's internal audit function and independent auditors, and
  •
  the compliance by the Company with legal and regulatory requirements. In addition, the Audit Committee shall provide a link for communication among the outside auditors, management and the Board.

        The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

Committee Membership

        The Audit Committee shall consist of no fewer than three members each of whom shall be a member of the Board of Directors. The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Market and Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission. At least one member of the Audit Committee shall be an audit committee financial expert as defined by the Commission. The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating & Governance Committee. Audit Committee members may be replaced by the Board in accordance with the corporate laws of the Company's state of incorporation.

Meetings

        The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions.

        Prior to the filing of any audit report with the Securities and Exchange Commission, the Audit Committee shall meet with the independent auditor to discuss: (i) all critical accounting policies and practices to be used in the audit; (ii) all alternative treatments of financial information within Generally Accepted Accounting Principles that have been discussed with management of the issuer, including (a) ramifications of the use of such alternative disclosures and treatments and (b) the treatment preferred by the independent auditor; and (iii) all other material written communications between the independent auditor and management of the issuer, including, but not limited to, any management letter or schedule of unadjusted differences. In addition, the independent auditor shall communicate with the Audit Committee all matters required by Generally Accepted Auditing Standards.

Committee Authority and Responsibilities

        The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

        The Audit Committee shall preapprove the engagement of the auditor to audit the Company's and its subsidiary's financial statements and all services related to all audit, review and attest reports performed by the independent auditor. In addition, the Audit Committee shall preapprove all other permissible non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members of the Audit Committee, including the authority to grant preapprovals of permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its then next scheduled meeting and the Audit Committee reviews the scope of service provided, the cost of such service, and whether or not the service provided could adversely impact the independence of the auditor in performing its independent audit functions. The Audit Committee shall not be required to preapprove permissible de minimus non audit services if: (i) the aggregate amount of such de minimus services constitutes no more than five percent (5%) of the total amount of revenues paid by the audit client to its accountant during the fiscal year in which the services are provided; (ii) such services were not recognized at the time of engagement of the issuer to be nonaudit services and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion by the audit committee or by one or more members of the Audit Committee who are members of the Board of Directors and to whom authority to grant such approvals has been delegated by the audit committee.

        The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

        The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. To the extent there are any changes to the Audit Committee Charter, the revised charter should be filed as an appendix to the Company's proxy statement at its next scheduled annual meeting.

        The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.
Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

2.
Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to releasing earnings and the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements and disclosures made in management's discussion and analysis.

3.
Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

4.
Review and discuss quarterly reports from the independent auditors on:

(a)
All critical accounting policies and practices to be used.

  (b)
  All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

  (c)
  Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.1

5.
Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6.
Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

7.
Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

8.
Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9.
Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud, whether or not material, involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Auditor

10.
Review and evaluate the lead partner of the independent auditor team.

11.
Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

12.
Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

13.
Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

14.
Discuss with the national office of the independent auditor issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

15.
Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company's Internal Audit Function

16.
Review the significant reports to management prepared by the internal auditing department and management's responses.

Compliance Oversight Responsibilities

17.
Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act relating to the discovery of an illegal act has not been implicated.

18.
Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics.

19.
Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

20.
Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

21.
Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Limitation of Audit Committee's Role

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

ANNUAL MEETING OF STOCKHOLDERS

June 3, 2004

Embassy Suites Hotel—Washington DC
1250 22nd Street NW
Washington, DC 20037

EFJ, Inc.	proxy

Proxy solicited by Board of Directors.

        Michael E. Jalbert and Thomas R. Thomsen, and each of them, with full power of substitution, are hereby appointed proxy to vote all the stock of EFJ, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders on June 3, 2004, and at any adjournments thereof, to be held at the Embassy Suites Hotel—Washington DC, 1250 22nd Street NW, Washington, DC 20037, as follows:

See reverse for voting instructions.

Please detach here

The Board of Directors recommends that you vote "FOR" the Election of Directors and
"FOR" the amendment to our second amended and restated certificate of incorporation.

PROPOSAL ONE:	ELECTION OF DIRECTORS: 01 Veronica A. Haggart	02 Thomas R. Thomsen	☐	Vote FOR the nominee (except as marked)	☐	Vote WITHHELD from the nominee
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

PROPOSAL TWO: INCREASE THE NUMBER OF AUTHORIZED SHARES FROM 25,000,000 TO 50,000,000. Approval of the amendment to our second amended and restated certificate of incorporation.			☐	FOR the AMENDMENT	☐	AGAINST the AMENDMENT

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF INCLUDING PROCEDURAL AND OTHER MATTERS RELATING TO THE CONDUCT OF THE MEETING
Please sign exactly as name appears hereon.

ADDRESS CHANGE? MARK BOX    ☐
 INDICATE CHANGES BELOW:
PLEASE SIGN DATE AND RETURN THIS CARD IN THE ENCLOSED ENVELOPE.

Dated:	, 2004

Signature(s) in Box
When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please indicate as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by authorized person.

QuickLinks

TABLE OF CONTENTS
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
SHAREHOLDER PROPOSALS
NOMINEES
INFORMATION ABOUT EFJ COMMON STOCK OWNERSHIP
EQUITY COMPENSATION PLAN INFORMATION Year Ended December 31, 2003
INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
Fiscal Year-End Option Value Table
INDEPENDENT PUBLIC ACCOUNTANTS
Audit Committee Report
Compensation Committee Report On Executive Compensation and Repricing of Stock Options
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN* AMONG EFJ, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE NASDAQ ELECTRONIC COMPONENTS INDEX
  Appendix A
  Appendix B